Exhibit 10.1

                       Generation Purchase Right Agreement
                       Purchase Right Extension Agreement
                              Dated March 26, 2005


The undersigned, authorized representatives of KeySpan Corporation and the Long Island Lighting Company d/b/a LIPA, hereby agree to extend the option period under the terms of the Generation Purchase Right Agreement ("GPRA") until December 15, 2005. Under no circumstances will this option be extended beyond December 15, 2005.

It is agreed that during this time period the parties will work in good faith to resolve various issues including a possible settlement under the GPRA with terms and conditions acceptable to both parties as well as other issues which may impact the future of both companies going forward, including KeySpan's future relationship and contracts with LIPA.


LONG ISLAND LIGHTING COMPANY d/b/a LIPA

By: /s/ Richard M. Kessel
Name: Richard M. Kessel
Title: Chairman



KEYSPAN CORPORATION

By:/s/ Robert B. Catell
Name: Robert B. Catell
Title: Chairman & CEO